Exhibit 99.1

Acquired Properties

Statements of Revenues and Direct Operating Expenses

For the Year Ended December 31, 2015 and

For the Nine Months Ended September 30, 2016

Independent Auditor’s Report

Board of Directors and Stockholders of

Callon Petroleum Company

Natchez, Mississippi

We have audited the accompanying statement of revenues and direct operating expenses of the oil and natural gas properties (the “Acquired Properties”), as defined in Note 1, acquired on October 20, 2016 by Callon Petroleum Company for the year ended December 31, 2015, and the related notes to the statement of direct revenues and operating expenses.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and direct operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and direct operating expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and direct operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and direct operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and direct operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and direct operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and direct operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and direct operating expenses statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 1, the statement of revenues and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Callon Petroleum Company’s Form 8-K/A and is not intended to be a complete presentation of the results of the operations of the Acquired Properties. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Houston, TX

December 13, 2016

Acquired Properties

Statement of Revenues and Direct Operating Expenses

(in thousands)

For the Year Ended December 31, 2015
Revenues	$11,547
Direct operating expenses:
Lease operating expenses	1,309
Production taxes	765

Total direct operating expenses	2,074

Revenues in excess of direct operating expenses	$9,473

See accompanying Notes to the Statement of Revenues and Direct Operating Expenses.

Acquired Properties

Notes to the Statement of Revenues and Direct Operating Expenses

(Unless otherwise indicated, dollar amounts included in the notes are presented in thousands)

NOTE 1 - Summary of Significant Accounting Policies

Basis of Presentation

On September 6, 2016, Callon Petroleum Operating Company, a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a definitive purchase and sale agreement with Plymouth Petroleum, LLC, and additional sellers (the “Sellers”) that exercised their “tag-along” sales rights, to acquire surface acres primarily located in Howard County, Texas (the “Acquired Properties”), for an aggregate purchase price of $340 million in cash, subject to customary post-closing adjustments, with an effective date of September 1, 2016 (the “Acquisition”). The Acquisition closed on October 20, 2016.

The Acquired Properties were not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles (“GAAP”) are not available or practicable to obtain for the Acquired Properties. The Statement of Revenues and Direct Operating Expenses is not intended to be a complete presentation of the results of operations of the Acquired Properties and may not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from natural gas, natural gas liquids (“NGLs”) and crude oil. The accompanying Statement of Revenues and Direct Operating Expenses are presented in lieu of the full financial statements required under Rule 3-05 of the Securities and Exchange Commission (the “SEC”) Regulation S-X.

Revenue Recognition and Natural Gas Balancing

Revenue is recognized under the entitlement method of accounting in the accompanying Statement of Revenues and Direct Operating Expenses. Under this method, revenue is deferred for deliveries in excess of the Acquired Properties’ net revenue interest, while revenue is accrued for the undelivered volumes. Revenues related to the sales of hydrocarbons totaled approximately $11.5 million for the year ended December 31, 2015. The Acquired Properties had no significant imbalances during the periods presented.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and include amounts incurred to bring crude oil, natural gas, and natural gas liquids to the surface, gather, transport, field process, treat and store.

Concentration of Credit Risk

Arrangements for oil and natural gas sales are evidenced by signed contracts with determinable market prices, and revenues are recorded when production is delivered. A significant majority of the purchasers of these products have investment grade credit rating and material credit losses have been rare.

The Acquired Properties had revenues from four purchasers, which accounted for approximately 100% of total oil and gas revenues for the year ended December 31, 2015. This concentration of customers may impact the Acquired Properties’ overall business risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions. The Sellers believe this risk is mitigated by the size, reputation and nature of its purchasers. All of the Acquired Properties’ revenues are from oil and gas production in Texas. These concentrations may also impact the Acquired Properties by changes in the Texas region.

NOTE 2 - Subsequent Events

The Company has evaluated subsequent events through December 13, 2016, the date the accompanying Statement of Revenues and Direct Operating Expenses were available to be issued. There were no material subsequent events that required recognition or additional disclosure in the accompanying Statement of Revenue and Direct Operating Expenses.

NOTE 3 - Contingencies

The activities of the Acquired Properties’ working interest may become subject to potential claims and litigation in the normal course of operations. The Sellers do not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the Acquired Properties’ working interests.

NOTE 4 - Supplemental Oil and Gas Information (Unaudited)

The following tables summarize the net ownership interest in the proved oil and gas reserves and the standardized measure of discounted future net cash flows related to the proved oil and gas reserves for the Acquired Properties. Natural gas volumes include natural gas liquids.

Proved reserves as of December 31, 2015 were estimated by qualified petroleum engineers of the Company using historical data and other information from the records of the Sellers.

Numerous uncertainties are inherent in establishing quantities of proved reserves. The following reserve data represents estimates only, and should not be deemed exact. In addition, the standardized measure of discounted future net cash flows should not be construed as the current market value of the Acquired Properties or the cost that would be incurred to obtain equivalent reserves.

All information set forth herein relating to the proved reserves as of December 31, 2015, including the estimated future net cash flows and present values, from those dates, is taken or derived from the records of the Sellers of the Acquired Properties. The estimates of reserves attributable to the Acquisition may include development plans for those properties which are different from those that the Company will ultimately implement. These estimates were based upon review of historical production data and other geological, economic, ownership, and engineering data provided related to the reserves. No reports on these reserves have been filed with any federal agency. In accordance with the SEC’s guidelines, estimates of proved reserves and the future net revenues from which present values are derived were based on an unweighted 12-month average of the first-day-of-the-month price for the period, and held constant throughout the life of the Acquired Properties. Operating costs, development costs, and certain production-related taxes, which are based on current information and held constant, were deducted in arriving at estimated future net revenues.

The proved reserves of the Acquired Properties, all held within the United States, together with the changes therein are as follows:

Changes in Reserve Quantities For the Year Ended December 31, 2015
Proved developed and undeveloped reserves:
Oil (MBbls):
Beginning of period	2,611
Revisions to previous estimates	(55)
Extensions and discoveries	10,505
Production	(246)

End of period	12,815

Natural Gas (MMcf):
Beginning of period	4,812
Revisions to previous estimates	(1,269)
Extensions and discoveries	12,000
Production	(253)

End of period	15,290

Reserve Quantities For the Year Ended December 31, 2015
Proved developed:
Oil (MBbls)
Beginning of period	980
End of period	2,556
Natural gas (MMcf)
Beginning of period	2,413
End of period	3,641
MBOE:
Beginning of period	1,383
End of period	3,163
Proved undeveloped reserves:
Oil (MBbls)
Beginning of period	1,631
End of period	10,259
Natural gas (MMcf)
Beginning of period	2,399
End of period	11,649
MBOE:
Beginning of period	2,031
End of period	12,200

Future cash inflows are computed by applying a 12-month average of the first day of the month commodity price adjusted for location and quality differentials for 2015 to year-end quantities of proved reserves. Future development costs include future asset retirement costs. Future production costs do not include any general and administrative expenses. A discount factor of 10% was used to reflect the timing of future net cash flows. The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair value of the Acquired Properties.

The discounted future cash flow estimates do not include the effects of derivative instruments. The average price used per commodity follows:

2015
Average 12-month price, net of differentials, per Mcf of natural gas	$3.60
Average 12-month price, net of differentials, per barrel of oil	$46.87

Standardized measure of discounted future net cash flows relating to proved reserves was as follows (in thousands):

Standardized Measure For the Year Ended December 31, 2015
Future cash inflows	$655,656
Future costs -
Production	(146,125)
Development and net abandonment	(152,295)

Future net inflows before income taxes	357,236
Future income taxes	(105,727)

Future net cash flows	251,509
10% discount factor	(169,882)

Standardized measure of discounted future net cash flows	$81,627

The principal changes in standardized measure of discounted future net cash flows were as follows (in thousands):

Changes in Standardized Measure For the Year Ended December 31, 2015
Standardized measure at the beginning of the period Changes	$56,607
Sales and transfers, net of production costs	(9,473)
Net change in sales and transfer prices, net of production costs	(42,464)
Extensions, discoveries, and improved recovery, net of future production and development costs incurred	88,363
Changes in future development cost	11,743
Revisions of quantity estimates	(3,315)
Accretion of discount	7,368
Net change in income taxes	(16,530)
Changes in production rates, timing and other	(10,672)

Aggregate change	25,020

Standardized measure at the end of period	$81,627

Acquired Properties

Unaudited Statement of Revenues and Direct Operating Expenses

(in thousands)

For the Nine Months Ended September 30, 2016
Revenues	$15,275
Direct operating expenses:
Lease operating expenses	1,601
Production taxes	927

Total direct operating expenses	2,528

Revenues in excess of direct operating expenses	$12,747

See accompanying Notes to the Statement of Revenues and Direct Operating Expenses.

Acquired Properties

Notes to the Unaudited Statement of Revenues and Direct Operating Expenses

(Unless otherwise indicated, dollar amounts included in the notes are presented in thousands)

NOTE 1 - Summary of Significant Accounting Policies

Basis of Presentation

On September 6, 2016, Callon Petroleum Operating Company, a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a definitive purchase and sale agreement with Plymouth Petroleum, LLC, and additional sellers (the “Sellers”) that exercised their “tag-along” sales rights, to acquire 6,904 gross (5,952 net) surface acres primarily located in Howard County, Texas (the “Acquired Properties”), for an aggregate purchase price of $340 million in cash, subject to customary post-closing adjustments, with an effective date of September 1, 2016. The acquisition closed on October 20, 2016.

The Acquired Properties were not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles (“GAAP”) are not available or practicable to obtain for the Acquired Properties. The Statement of Revenues and Direct Operating Expenses is not intended to be a complete presentation of the results of operations of the Acquired Properties and may not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from natural gas, natural gas liquids (“NGLs”) and crude oil. The accompanying Statement of Revenues and Direct Operating Expenses are presented in lieu of the full financial statements required under Rule 3-05 of the Securities and Exchange Commission (the “SEC”) Regulation S-X.

In the opinion of management, the accompanying unaudited Statement of Revenues and Direct Operating Expenses reflect all adjustments, including normal recurring adjustments, necessary to present fairly the Acquired Properties’ revenues and direct operating expenses for the periods indicated.

Revenue Recognition and Natural Gas Balancing

Revenue is recognized under the entitlement method of accounting in the accompanying Statement of Revenues and Direct Operating Expenses. Under this method, revenue is deferred for deliveries in excess of the Acquired Properties’ net revenue interest, while revenue is accrued for the undelivered volumes. The revenue received from the sale of NGLs is included in natural gas sales. The Acquired Properties had no significant imbalances during the periods presented.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and include amounts incurred to bring crude oil, natural gas, and natural gas liquids to the surface, gather, transport, field process, treat and store same.

Concentration of Credit Risk

Arrangements for oil and natural gas sales are evidenced by signed contracts with determinable market prices, and revenues are recorded when production is delivered. A significant majority of the purchasers of these products have investment grade credit rating and material credit losses have been rare.

NOTE 2 - Subsequent Events

The Company has evaluated subsequent events through December 13, 2016, the date the accompanying Statement of Revenues and Direct Operating Expenses were available to be issued. There were no material subsequent events that required recognition or additional disclosure in the accompanying Statement of Revenue and Direct Operating Expenses.

NOTE 3 – Contingencies

The activities of the Acquired Properties’ working interest may become subject to potential claims and litigation in the normal course of operations. The Sellers do not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the Properties’ working interests.